UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/21

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Annual Report
Templeton Emerging
Markets Fund
August 31, 2021

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Annual Report

Contents
Annual Report
Templeton Emerging Markets Fund 2
Performance Summary 6
Financial Highlights and Statement of Investments 9
Financial Statements 14
Notes to Financial Statements 17
Report of Independent Registered
Public Accounting Firm 26
Tax Information 27
Important Information to Shareholders 28
Annual Meeting of Shareholders 34
Dividend Reinvestment and Cash Purchase Plan 35
Board Members and Officers 37
Shareholder Information 42
Visit franklintempleton.com for fund updates
and documents, or to find helpful financial
planning tools.

franklintempleton.com
Annual Report
ANNUAL REPORT
Templeton Emerging Markets Fund
Dear Shareholder:
This annual report for Templeton Emerging Markets Fund
covers the fiscal year ended August 31, 202 1 .
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging country equity securities.
Performance Overview
The Fund posted cumulative total returns of +20.40% based
on market price and +18.04% based on net asset value for
the 12 months under review. The Fund’s benchmark, the
MSCI Emerging Markets (EM) Index-NR, posted a +21.12%
cumulative total return for the same period.
1
You can find
the Fund’s long-term performance data in the Performance
Summary on page 6 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
The novel coronavirus (COVID-19) pandemic pushed
the economies of many emerging market countries
into contractions during the early part of the 12 months
ended August 31, 2021. China and Taiwan were notable
exceptions, and other countries’ economies returned to
growth by the end of the period. Several emerging market
central banks raised their interest rates during the period in an effort to stem inflation, a reversal of the accommodative monetary policies adopted during the height of the pandemic
in 2020. After a small dip in September 2020, emerging
market equities posted significant gains in the fourth quarter.
Concerns about new strains and outbreaks of COVID-19
were outweighed by news of vaccine breakthroughs, which
fueled optimism about economies reopening, and U.S.
stimulus measures. Equity gains slowed in 2021, due in part
to investor concerns about rising inflation, the global spread of the COVID-19 Delta variant and new Chinese government
regulations on technology companies.
Regarding individual countries, China’s year-on-year
economic growth rate accelerated in 2020’s third and
fourth quarters and 2021’s first quarter, driven by increased domestic and global demand and government fiscal support,
which supported retail sales and industrial production.
Growth was less robust in 2021’s second quarter as higher
commodity prices hindered economic activity. Taiwan’s
year-on-year growth rate also accelerated in 2020’s third
and fourth quarters and surged to an 11-year high in 2021’s
first quarter, aided by government stimulus and foreign
demand for electronics parts. A rebound in domestic
consumer spending and continued government spending
also supported growth. Economic growth moderated in
2021’s second quarter as private consumption was impacted
by a spike in COVID-19 infections. South Korea’s year-on-
year growth rate contracted in the third and fourth quarters, partly due to negative growth in construction, consumption
and exports. Growth returned in 2021’s first quarter and
accelerated in the second quarter due to strong exports,
private and government spending, and gross fixed capital
formation. India’s year-on-year growth rate contracted in
2020’s third quarter before growing modestly in the fourth
quarter and 2021’s first quarter, aided by increases in private and public spending and gross fixed capital formation.
Growth greatly accelerated in 2021’s second quarter, aided
by surges in construction and manufacturing. Russia’s
year-on-year growth rates contracted in 2020’s third and
fourth quarters and 2021’s first quarter, with periods of low oil prices hurting the country’s energy export-dependent
Geographic Composition
8/31/21
% of Total
Net Assets
Asia 80.7%
Europe 9.5%
Latin America & Caribbean 8.9%
Middle East & Africa 1.5%
North America 1.3%
Short-Term Investments & Other Net Assets (1.9% )
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page
10
.

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
economy. The country’s economy returned to growth in
2021’s second quarter, aided by an increase in global
commodity prices. Brazil’s year-on-year growth rates
contracted in 2020’s third and fourth quarters, dragged
down by contractions in exports. Its economy grew in 2021’s
first quarter and accelerated in the second quarter due to
strength in manufacturing, transportation and storage, and
finance and insurance.
Turning to specific countries’ monetary policies, the People’s
Bank of China held its benchmark loan prime rate steady
during the period. The central banks of Taiwan and India also left their benchmark interest rates unchanged. The central
bank of South Korea raised its benchmark rate once, the
first major Asian central bank to do so since the start of the pandemic, citing increased growth and inflation forecasts.
The central banks of Russia and Brazil both raised their
respective benchmark rates several times during the period
to combat rising inflation.
In this environment, emerging market stocks, as measured
by the MSCI EM Index-NR, posted a +21.12% total return
for the 12 months ended August 31, 2021.
1
Chinese
equities slumped during the period. The country’s continued
economic recovery has been the most robust of any
major economy, but new Chinese government regulations
of internet companies, U.S. government restrictions on
investments in Chinese companies and the global spread
of the Delta variant weighed on stocks. Taiwanese equities
grew significantly during the period, with the country’s
export-dependent economy benefiting from the strong
performance of large technology-related companies. Russian
equities also rose significantly, fueled by increased oil prices and easing political tensions with the U.S. Brazilian equities increased during the period due to an economic rebound
in late 2020 and early 2021 following massive stimulus
measures, higher commodity prices and the Brazilian real’s
periods of strength. Gains were limited by periodic monthly
declines due to renewed COVID-19 outbreaks, the Brazilian
real’s bouts of weakness and government interference in a
state-owned oil company.
Investment Strategy
Our investment strategy employs a fundamental, value-
oriented, long-term approach. We focus on the market price
of a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
Manager’s Discussion
During the 12 months under review, key contributors
to the Fund’s absolute performance included Taiwan
Semiconductor Manufacturing Co. (TSMC), Samsung
Electronics and ICICI Bank.
Top 10 Countries
8/31/21
a
% of Total
Net Assets
a a
China 29.0%
South Korea 22.8%
Taiwan 17.7%
India 8.6%
Russia 7.3%
Brazil 7.0%
Mexico 1.6%
South Africa 1.5%
Thailand 1.4%
United Kingdom 1.4%
Top 10 Holdings
8/31/21
Company
Industry , Country
% of Total
Net Assets
a a
Taiwan Semiconductor Manufacturing Co. Ltd. 13.1%
Semiconductors & Semiconductor Equipment,
Taiwan
Samsung Electronics Co. Ltd. 10.7%
Technology Hardware, Storage & Peripherals,
South Korea
Alibaba Group Holding Ltd. 6.6%
Internet & Direct Marketing Retail, China
Tencent Holdings Ltd. 6.5%
Interactive Media & Services, China
ICICI Bank Ltd. 4.6%
Banks, India
NAVER Corp. 4.4%
Interactive Media & Services, South Korea
MediaTek , Inc. 2.9%
Semiconductors & Semiconductor Equipment,
Taiwan
LG Corp. 2.3%
Industrial Conglomerates, South Korea
Sberbank of Russia PJSC 2.3%
Banks, Russia
China Merchants Bank Co. Ltd. 2.3%
Banks, China

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
TSMC is one of the world’s leading semiconductor
manufacturers, with major technology companies among
its clients. The company’s share price surged as investors
lifted their longer-term outlook for the chipmaker in a robust environment for technology exports, driven by increased
consumer demand for computers, game consoles,
smartphones and tablets during the pandemic. Strong
demand for its leading-edge chips coupled with production
setbacks for its key competitor underpinned the optimism.
TSMC’s better-than-expected fourth-quarter 2020 profit,
upgraded sales growth forecasts and increased capital
spending targets sent the stock soaring to a record-high in
January 2021, before signs of increased industry competition erased some gains. Investors also weighed solid first- and
second-quarter 2021 corporate results from the chipmaker
against mixed guidance, which projected weaker-than-
expected quarterly gross margins while upgrading its full-
year revenue growth forecast.
A leading global semiconductor manufacturer, Samsung
Electronics is also one of the world’s biggest smartphone
producers as well as a key supplier of organic light-emitting diode (LED) displays. Shares rose sharply in the first half
of the period, reaching a record high in January 2021.
Strong global demand for consumer electronics amid the
COVID-19 pandemic, solid fourth-quarter 2020 earnings
and a special cash dividend were positive catalysts. The
consumer electronics giant recorded better-than-expected
first-quarter 2021 sales and operating profit, supported
by the release of new smartphone models and strong
demand for tablets, wearable devices, televisions and home
appliances. A recovery in the semiconductor business further boosted earnings in 2021’s second quarter, which also
exceeded market expectations. Concerns around component
shortages and the durability of a price recovery for memory
chips, however, weighed on investor sentiment late in the
period.
ICICI Bank is one of the largest private-sector banks in
India. Hopes of economic normalization drove a share-price
recovery, as the country’s second COVID-19 wave receded
and vaccination efforts continued. ICICI Bank continued
to report solid operating results over the year, exceeding
market expectations. Although concerns about non-
performing assets rose in 2021’s second quarter amid the
second COVID-19 wave, the bank’s prudent asset provision
policies, healthy capital buffer, strong deposit franchise and risk-conscious lending practices have enabled the bank
to continue to excel operationally. The bank’s commitment
to digitalization further supported sentiment in the stock.
ICICI Bank’s stake sales in its insurance and securities
subsidiaries were also viewed positively by investors.
Conversely, major detractors from absolute performance
included Alibaba Group Holding, Brilliance China Automotive
Holdings and Tencent Holdings.
Alibaba is the leading e-commerce company in China. It also
provides cloud computing services and is involved in local
as well as logistics services. Investors turned cautious as
Chinese regulators stepped up their scrutiny of the internet industry in late 2020. Alibaba also grappled with a halt to
its plan to publicly list its financial technology affiliate in late 2020, as well as regulatory fines for antitrust violations in 2021. The release of new rules for China’s internet
industry governing data security, fair market practices and
employment welfare earlier in 2021 further weighed on
shares. Operationally, Alibaba reported above-consensus
second-quarter 2021 earnings and maintained its fiscal
year 2022 revenue guidance. An increase in the company’s
share repurchase program signaled continued management
confidence. Although further regulatory news could drive
share-price volatility in the near term, Alibaba is viewed as well-diversified and resilient, with longer-term growth drivers across multiple areas such as e-commerce, cloud computing
and other enterprise services.
Brilliance China Automotive is a Chinese carmaker noted for
its joint venture with German luxury car maker BMW (not a
Fund holding). The company’s stock has been suspended
from trading since March 31, 2021, due to a delay in the
company’s 2020 corporate results, along with the provision
of unauthorized bank guarantees and cash balance issues.
We have fair valued the security, which is at a discount to its last traded price, and we continue to monitor the situation
closely.
Tencent is one of the largest internet services companies
in China. The company provides online gaming, social
network, financial technology, cloud and other services.
Similar to the aforementioned Alibaba, regulatory changes
in China’s internet sector also impacted shares of Tencent.
Regulators also ordered Tencent and its subsidiaries to end
exclusive music licensing agreements and rectify other anti-
competitive arrangements, as well as restrict how much time
minors could play games online. Tencent continued to report
solid corporate results during the year, with continued growth in revenue and earnings. The company also announced
plans to increase investments in core businesses. Although
further regulatory changes could result in some volatility
in the short term, strength in Tencent’s core gaming and
advertising businesses, and longer-term monetisation
opportunities in its enterprise services and other services
bode well for the company’s longer-term future.

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
In the past 12 months, we increased the Fund’s holdings
in China, Brazil and Taiwan due to the availability of what
we deemed to be more attractive investment opportunities.
In terms of sectors, additions were made in materials,
consumer discretionary and financials. We initiated
exposure to several new investments as we continued
to identify companies with sustainable earnings power
trading at a discount to their intrinsic worth. Key additions included Soulbrain, a major South Korean supplier of key
chemicals for semiconductor and display manufacturing,
Tata Consultancy Services, a leading Indian IT services,
business solutions and outsourcing services company, and
Daqo New Energy, a Chinese manufacturer of polysilicon for
solar power equipment. We also added to our existing high-
conviction portfolio holdings with purchases in the previously mentioned Alibaba, MediaTek, a major Taiwanese integrated
circuit design company, and B3, one of the largest financial exchanges in South America.
In contrast, the Fund reduced its investments in Russia,
South Africa and the U.K. in favor of other opportunities
in the emerging markets universe that we found more
compelling. Sectors which experienced the largest sales
were communication services, energy and consumer
staples. In terms of key sales, we reduced our position in
several holdings, including NAVER, a dominant search
engine company in South Korea, Infosys, an Indian IT
services company, and Unilever, a U.K.-based global
consumer goods giant that generates more than half of
its sales in emerging markets. We also closed positions
in China Mobile, a Chinese wireless telecommunications
provider, IMAX, a designer and manufacturer of premium
theater systems, and CNOOC, a Chinese energy company.
It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the
U.S. dollar goes up compared with a foreign currency, an
investment traded in that foreign currency will go down in
value because it will be worth fewer U.S. dollars. This can
have a negative effect on Fund performance. Conversely,
when the U.S. dollar weakens in relation to a foreign
currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance.
For the 12 months ended August 31, 2021, the U.S. dollar
declined in value relative to most currencies. As a result, the
Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S.
currency exposure. However, one cannot expect the same
result in future periods.
Thank you for your continued participation in Templeton
Emerging Markets Fund. We look forward to serving your
future investment needs.
Sincerely,
Chetan Sehgal, CFA
Andrew Ness, CFA
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of August 31, 2021, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of August 31, 2021
Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 8/31/21
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
1-Year +18.04% +20.40% +18.04% +20.40%
5-Year +79.83% +81.98% +12.45% +12.72%
10-Year +54.45% +54.24% +4.44% +4.43%
See page 8 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Annual Report
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
9/1/11–8/31/21
See page 8 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Annual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets, of which frontier markets are a subset, are subject to all of the risks of foreign investing generally and have additional heightened risks due to these markets' smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. The risks of investing in traditional emerging markets are magnified in frontier markets countries because they generally have smaller economies and even less developed capital markets than in traditional emerging markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest-rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock
Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the
China-Hong Kong Bond Connect program (“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock
Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition,
Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settle-
ment procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai
Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond
Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
The Fund may also invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by compa-
nies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund’s portfolio.
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/22. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The MSCI Emerging Markets (EM) Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(9/1/20–8/31/21)
Net Investment
Income
Short-Term
Capital Gain
Long-Term
Capital Gain Total
$0.1803 $0.0449 $0.4318 $0.6570

Templeton Emerging Markets Fund
Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a
Year Ended August 31,
2021 2020 2019 2018 2017
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $17.58 $16.09 $16.90 $18.32 $13.92
Income from investment operations:
Net investment income
a
......................... 0.11 0.15 0.21
b
0.14 0.16
Net realized and unrealized gains (losses) ........... 3.04 2.44 (0.27) (0.51) 4.39
Total from investment operations .................... 3.15 2.59 (0.06) (0.37) 4.55
Less distributions from:
Net investment income .......................... (0.18) (0.60) (0.20) (0.25) (0.20)
Net realized gains ............................. (0.48) (0.55) (0.58) (0.87) —
Total distributions ............................... (0.66) (1.15) (0.78) (1.12) (0.20)
Repurchase of shares .......................... 0.02 0.05 0.03 0.07 0.05
Net asset value, end of year ....................... $20.09 $17.58 $16.09 $16.90 $18.32
Market value, end of year
c
......................... $17.89 $15.38 $14.18 $14.61 $16.45
Total return (based on market value per share) ......... 20.40% 16.45% 2.80% (5.14)% 33.10%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.49% 1.52% 1.60% 1.38% 1.37%
Expenses net of waiver and payments by affiliates ....... 1.48% 1.50% 1.58% 1.38%
d
1.37%
d,e
Net investment income ........................... 0.52% 0.90% 1.30%
b
0.79% 1.03%
Supplemental data
Net assets, end of year (000’s) ..................... $323,924 $285,668 $268,845 $287,115 $321,004
Portfolio turnover rate ............................ 23.19% 17.56% 21.56% 11.69% 20.38%
Total outstanding borrowings on credit facility at end of year
(000’s) ....................................... $15,000 $15,000 $10,000 $— $—
Asset coverage per $1,000 of debt .................. $22,595 $20,045 $27,885 $— $—
a
Based on average daily shares outstanding.
b
Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
c
Based on the last sale on the New York Stock Exchange.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
e
Benefit of expense reduction rounds to less than 0.01%.

Templeton Emerging Markets Fund
Statement of Investments, August 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks 98.4%
Brazil 3.5%
a
Americanas SA .................. Internet & Direct Marketing Retail 169,697 $ 1,356,907
B3 SA - Brasil Bolsa Balcao ........ Capital Markets 1,214,652 3,304,009
a
Lojas Americanas SA ............. Internet & Direct Marketing Retail 562,185 632,554
a
M Dias Branco SA ................ Food Products 109,200 667,755
TOTVS SA ..................... Software 47,700 365,182
Vale SA ........................ Metals & Mining 261,139 4,981,913
11,308,320
Cambodia 0.2%
NagaCorp Ltd. .................. Hotels, Restaurants & Leisure 730,000 586,895
China 29.0%
a
Alibaba Group Holding Ltd. ......... Internet & Direct Marketing Retail 1,024,929 21,461,458
b
BAIC Motor Corp. Ltd., H, 144A, Reg S Automobiles 360,000 131,421
a
Baidu, Inc., ADR ................. Interactive Media & Services 11,594 1,820,490
a,c
Brilliance China Automotive Holdings
Ltd. ......................... Automobiles 8,358,200 3,829,261
China Merchants Bank Co. Ltd., A .... Banks 977,130 7,405,023
China Resources Cement Holdings Ltd. Construction Materials 3,300,424 3,236,005
China Resources Land Ltd. ......... Real Estate Management & Development 769,150 2,856,850
COSCO SHIPPING Ports Ltd. ....... Transportation Infrastructure 261,371 217,354
a
Daqo New Energy Corp., ADR ...... Semiconductors & Semiconductor Equipment 56,769 3,480,507
Guangzhou Tinci Materials Technology
Co. Ltd., A .................... Chemicals 271,529 5,729,258
Health & Happiness H&H International
Holdings Ltd. .................. Food Products 549,500 1,572,019
Keshun Waterproof Technologies Co.
Ltd., A ....................... Construction Materials 798,014 2,069,691
Longshine Technology Group Co. Ltd., A Software 517,228 1,572,491
NetEase , Inc., ADR ............... Entertainment 19,485 1,898,229
a,d
New Oriental Education & Technology
Group, Inc. .................... Diversified Consumer Services 29,900 65,334
a
New Oriental Education & Technology
Group, Inc., ADR ............... Diversified Consumer Services 150,280 339,633
Ping An Bank Co. Ltd., A ........... Banks 852,800 2,347,786
Ping An Insurance Group Co. of China
Ltd., A ....................... Insurance 258,876 2,001,147
Ping An Insurance Group Co. of China
Ltd., H ....................... Insurance 40,000 309,721
a
Prosus NV ..................... Internet & Direct Marketing Retail 57,128 5,056,500
Tencent Holdings Ltd. ............. Interactive Media & Services 343,404 21,209,456
a
Tencent Music Entertainment Group,
ADR ........................ Entertainment 305,859 2,703,794
Uni -President China Holdings Ltd. .... Food Products 2,389,094 2,258,058
Weifu High-Technology Group Co. Ltd.,
B ........................... Auto Components 269,612 539,287
94,110,773
Hungary 0.8%
Richter Gedeon Nyrt . ............. Pharmaceuticals 90,408 2,709,977
India 8.6%
ACC Ltd. ....................... Construction Materials 23,700 782,627
Bajaj Holdings & Investment Ltd. ..... Diversified Financial Services 60,969 3,636,913
ICICI Bank Ltd. .................. Banks 1,521,061 14,908,162
Infosys Ltd. ..................... IT Services 88,535 2,067,956
Tata Consultancy Services Ltd. ...... IT Services 90,710 4,699,371

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry Shares a Value
a
Common Stocks
(continued)
India (continued)
Tata Investment Corp. Ltd. ......... Capital Markets 98,321 $ 1,697,974
27,793,003
Indonesia 0.7%
Astra International Tbk . PT ......... Automobiles 5,818,600 2,129,415
Mexico 1.6%
Banco Santander Mexico SA Institucion
de Banca Multiple Grupo Financiero
Santand , ADR ................. Banks 766,117 4,466,462
a,b
Nemak SAB de CV, 144A, Reg S .... Auto Components 1,845,731 589,049
5,055,511
Pakistan 0.3%
MCB Bank Ltd. .................. Banks 1,048,503 1,038,175
Peru 0.3%
Intercorp Financial Services, Inc. ..... Banks 50,820 1,149,040
1,149,040
Russia 7.3%
Gazprom PJSC, ADR ............. Oil, Gas & Consumable Fuels 112,393 931,849
LUKOIL PJSC, ADR .............. Oil, Gas & Consumable Fuels 85,666 7,255,824
a,b
Mail.Ru Group Ltd., GDR, Reg S ..... Interactive Media & Services 56,814 1,143,717
Sberbank of Russia PJSC, ADR ..... Banks 422,882 7,552,208
a
Yandex NV, A ................... Interactive Media & Services 87,356 6,717,676
23,601,274
South Africa 1.5%
a
Massmart Holdings Ltd. ............ Food & Staples Retailing 503,977 2,044,383
Naspers Ltd., N .................. Internet & Direct Marketing Retail 16,479 2,843,066
4,887,449
South Korea 22.8%
Fila Holdings Corp. ............... Textiles, Apparel & Luxury Goods 72,241 2,793,301
KT Skylife Co. Ltd. ............... Media 45,931 409,287
a
LegoChem Biosciences, Inc. ........ Life Sciences Tools & Services 27,948 1,299,609
LG Corp. ....................... Industrial Conglomerates 92,317 7,576,248
NAVER Corp. ................... Interactive Media & Services 37,552 14,226,496
POSCO ....................... Metals & Mining 13,896 4,001,916
Samsung Electronics Co. Ltd. ....... Technology Hardware, Storage & Peripherals 523,971 34,610,892
Samsung Life Insurance Co. Ltd. ..... Insurance 83,591 5,362,582
Soulbrain Co. Ltd. ................ Chemicals 14,678 3,578,331
73,858,662
Taiwan 17.7%
Hon Hai Precision Industry Co. Ltd. ... Electronic Equipment, Instruments &
Components 1,083,541 4,336,539
Largan Precision Co. Ltd. .......... Electronic Equipment, Instruments &
Components 4,400 425,172
MediaTek , Inc. .................. Semiconductors & Semiconductor Equipment 293,544 9,539,990
PChome Online, Inc. .............. Internet & Direct Marketing Retail 134,582 525,635
Taiwan Semiconductor Manufacturing
Co. Ltd. ...................... Semiconductors & Semiconductor Equipment 1,936,177 42,564,963
57,392,299
Thailand 1.4%
Kasikornbank PCL ............... Banks 709,952 2,700,078

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks
(continued)
Thailand (continued)
Kiatnakin Phatra Bank PCL ......... Banks 534,625 $ 931,113
Thai Beverage PCL ............... Beverages 1,836,100 926,993
4,558,184
United Kingdom 1.4%
Unilever plc ..................... Personal Products 81,734 4,551,109
United States 1.3%
Cognizant Technology Solutions Corp.,
A ........................... IT Services 53,741 4,100,976
Total Common Stocks (Cost $186,915,598) .....................................
318,831,062
a
Preferred Stocks 3.5%
Brazil 3.5%
e
Banco Bradesco SA, ADR , 0.00% .... Banks 1,188,173 5,323,015
e
Itau Unibanco Holding SA, ADR, 0.82% Banks 1,016,753 6,029,345
11,352,360
Total Preferred Stocks (Cost $8,669,287) .......................................
11,352,360
a a a a a
Escrows and Litigation Trusts 0.0%
a,c
Hemisphere Properties India Ltd.,
Escrow Account ................ 38,214 —
Total Escrows and Litigation Trusts (Cost $–) ...................................
—
Total Long Term Investments (Cost $195,584,885) ...............................
330,183,422
Short Term Investments 2.5%
a a
Industry Shares a Value
a a a a a a
Money Market Funds 2.5%
United States 2.5%
f,g
Institutional Fiduciary Trust - Money
Market Portfolio, 0.01% .......... 8,099,567 8,099,567
Total Money Market Funds (Cost $8,099,567) ...................................
8,099,567
h
Investments from Cash Collateral Received for Loaned
Securities 0.0%
†
Money Market Funds 0.0%
†
f,g
Institutional Fiduciary Trust - Money
Market Portfolio, 0.01% .......... 27,487 27,487
Total Investments from Cash Collateral Received for Loaned Securities (Cost
$27,487) ....................................................................
27,487
a a a a a
Total Short Term Investments (Cost $8,127,054 ) .................................
8,127,054
a a a

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

See A bbreviations on page 25
Short Term Investments
(continued)
a a
Industry Shares a Value
a
Total Investments (Cost $203,711,939) 104.4% ..................................
$338,310,476
i
Credit Facility (4.6)% .........................................................
(15,000,000)
Other Assets, less Liabilities 0.2% .............................................
613,902
Net Assets 100.0% ...........................................................
$323,924,378
a a a
†
Rounds to less than 0.1% of net assets.
a
Non-income producing.
b
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At August 31, 2021, the aggregate value of these securities was $1,864,187, representing 0.6% of net assets.
c
Fair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.
d
A portion or all of the security is on loan at August 31, 2021. See Note 1(c).
e
Variable rate security. The rate shown represents the yield at period end.
f
See Note 3(c) regarding investments in affiliated management investment companies.
g
The rate shown is the annualized seven-day effective yield at period end.
h
See Note 1(c) regarding securities on loan.
i
See Note 8 regarding Credit Facility.

Templeton Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
August 31, 2021
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $195,584,885
Cost - Non-controlled affiliates (Note 3c) ........................................................ 8,127,054
Value - Unaffiliated issuers (Includes securities loaned of $29,400) .................................... $330,183,422
Value - Non-controlled affiliates (Note 3c) ....................................................... 8,127,054
Cash .................................................................................... 5,863
Receivables:
Investment securities sold ................................................................... 5,318,797
Dividends ............................................................................... 172,197
Total assets .......................................................................... 343,807,333
Liabilities:
Payables:
Investment securities purchased .............................................................. 2,744,140
Credit facility (Note 8) ...................................................................... 15,000,000
Management fees ......................................................................... 339,478
Trustees' fees and expenses ................................................................. 8,675
Accrued interest expense (Note 8) ............................................................ 49,790
Payable upon return of securities loaned (Note 1c) .................................................. 27,487
Deferred tax ............................................................................... 1,442 ,712
Accrued expenses and other liabilities ........................................................... 270,673
Total liabilities ......................................................................... 19,882,955
Net assets, at value ................................................................. $323,924,378
Net assets consist of:
Paid-in capital ............................................................................. $183,864,401
Total distributable earnings (losses) ............................................................. 140,059,977
Net assets, at value ................................................................. $323,924,378
Shares outstanding ......................................................................... 16,125,762
Net asset value per share .................................................................... $20.09

Templeton Emerging Markets Fund
Financial Statements
Statement of Operations
for the year ended August 31, 2021
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton
Emerging
Markets Fund
Investment income:
Dividends: (net of foreign taxes of $933,778)
Unaffiliated issuers ........................................................................ $6,573,635
Non-controlled affiliates (Note 3c) ............................................................. 591
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 13,519
Non-controlled affiliates (Note 3c) ............................................................. 6
Total investment income ................................................................... 6,587,751
Expenses:
Management fees (Note 3a) ................................................................... 4,107,259
Interest expense (Note 8) ..................................................................... 170,465
Transfer agent fees ......................................................................... 79,950
Custodian fees ............................................................................. 76,308
Reports to shareholders ...................................................................... 41,128
Registration and filing fees .................................................................... 25,620
Professional fees ........................................................................... 311,092
Trustees' fees and expenses .................................................................. 39,071
Other .................................................................................... 32,573
Total expenses ......................................................................... 4,883,466
Expenses waived/paid by affiliates (Note 3c) ................................................... (12,032)
Net expenses ......................................................................... 4,871,434
Net investment income ................................................................ 1,716,317
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $99,437)
Unaffiliated issuers ...................................................................... 15,631,405
Foreign currency transactions ................................................................ (70,189)
Net realized gain (loss) .................................................................. 15,561,216
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 35,120,263
Translation of other assets and liabilities denominated in foreign currencies .............................. (16,421)
Change in deferred taxes on unrealized appreciation ............................................... (1,391,590)
Net change in unrealized appreciation (depreciation) ............................................ 33,712,252
Net realized and unrealized gain (loss) ............................................................ 49,273,468
Net increase (decrease) in net assets resulting from operations .......................................... $50,989,785

Templeton Emerging Markets Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton Emerging Markets Fund
Year Ended
August 31, 2021
Year Ended
August 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $1,716,317 $2,401,738
Net realized gain (loss) ................................................. 15,561,216 10,211,171
Net change in unrealized appreciation (depreciation) ........................... 33,712,252 29,492,075
Net increase (decrease) in net assets resulting from operations ................ 50,989,785 42,104,984
Distributions to shareholders .............................................. (10,624,047) (19,047,626)
Capital share transactions from – repurchase of shares (Note 2) .................... (2,109,361) (6,234,813)
Net increase (decrease) in net assets ................................... 38,256,377 16,822,545
Net assets:
Beginning of year ....................................................... 285,668,001 268,845,456
End of year ........................................................... $323,924,378 $285,668,001

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Fund (Fund) is registered
under the Investment Company Act of 1940 (1940 Act) as a
closed-end management investment company and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund’s
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may
not take place on every Fund's business day. Events can
occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities
to the latest indications of fair value at 4 p.m. Eastern time.
At August 31, 2021, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 inputs within the fair value
hierarchy (referred to as “market level fair value”). See the
Fair Value Measurements note for more information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint
cash account with other funds and is used to invest in a
money market fund managed by Franklin Advisers, Inc., an
affiliate of the Fund, as included in the Statement of Assets and Liabilities. Additionally, the Fund held $16,610 in U.S.
Government and Agency securities as collateral. These
securities are held as collateral in segregated accounts
with the Fund’s custodian. The Fund cannot repledge or
resell these securities held as collateral. As such, the non-
cash collateral is excluded from the Statement of Assets
and Liabilities. The Fund may receive income from the
investment of cash collateral, in addition to lending fees
and rebates paid by the borrower. Income from securities
loaned, net of fees paid to the securities lending agent and/
or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect
to any cash collateral investment, securities loaned, and
the risk that the agent may default on its obligations to the
Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the
securities in the open market using the collateral received.
The securities lending agent has agreed to indemnify the
Fund in the event of default by a third party borrower.
d. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of August 31, 2021, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open
1. Organization and Significant Accounting Policies
(continued)
b. Foreign Currency Translation
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
e. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Estimated
expenses are accrued daily. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
f. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
g. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At August 31, 2021, there were an unlimited number of shares authorized (without par value). During the years ended August
31, 2021 and 2020 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 1,959,345 shares. Transactions in the Fund’s shares were as follows:
Year Ended
August 31, 2021
Year Ended
August 31, 2020
Shares Amount Shares Amount
Shares repurchased ...................... 127,481 $2,109,361 451,370 $6,234,813
Weighted average discount of market price to net
asset value of shares repurchased .......... 11.43% 12.52%
1. Organization and Significant Accounting Policies
(continued)
d. Income and Deferred Taxes
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
For the year ended August 31, 2021, the gross effective investment management fee rate was 1.250% of the Fund’s average daily net assets.
*Effective April 1, 2021, under a subadvisory agreement, FTIML, an affiliate of TAML, provides subadvisory services to the
Fund. The subadvisory fee is paid by TAML based on the Fund's average daily net assets, and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2021, the Fund held investments in affiliated management investment companies as follows:
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Franklin Templeton Investment Management Ltd. (FTIML)* Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.250% Up to and including $1 billion
1.200% Over $1 billion, up to and including $5 billion
1.150% Over $5 billion, up to and including $10 billion
1.100% Over $10 billion, up to and including $15 billion
1.050% Over $15 billion, up to and including $20 billion
1.000% In excess of $20 billion

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
4. Income Taxes
The tax character of distributions paid during the years ended August 31, 202 1 and 20 20 was as follows:
At August 31, 2021, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Templeton Emerging Markets Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% .. $19,017,262 $59,808,608 $(70,726,303) $— $— $8,099,567 8,099,567 $591
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% .. $— $3,069,188 $(3,041,701) $ — $ — $27,487 27,487 $6
Total Affiliated Securities .... $19,017,262 $62,877,796 $(73,768,004) $— $— $8,127,054 $597
2021 2020
Distributions paid from:
Ordinary income .......................................................... $3,641,606 $11,426,916
Long term capital gain ...................................................... 6,982,441 7,620,710
$10,624,047 $19,047,626
Cost of investments .......................................................................... $210,072,792
Unrealized appreciation ........................................................................ $145,884,124
Unrealized depreciation ........................................................................ (17,646,440)
Net unrealized appreciation (depreciation) .......................................................... $128,237,684
Distributable earnings:
Undistributed ordinary income ................................................................... $8,282,568
Undistributed long term capital gains .............................................................. $5,117,084
Total distributable earnings ..................................................................... $13,399,652
3. Transactions with Affiliates
(continued)
c. Investments in Affiliated Management Investment Companies
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2021, aggregated
$75,359,902 and $75,929,890, respectively.
At August 31, 2021, in connection with securities lending transactions, the Fund loaned equity investments and received
$27,487 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.
6. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S.
securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a
QFII license and, in the case of certain eligible A-shares, through the Shanghai and Shenzhen Stock Connect programs. The
Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.
The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect
Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions.
In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund's ability to sell these securities. At August 31, 2021, the Fund had 7.3% of its net assets invested in Russia.
7. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
8. Credit Facility
The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia
(BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $15 million. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective
November 25, 2020, the Fund renewed the Credit Facility for $15 million, for a one-year term, maturing on November 24,
2021.

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15%
whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At August 31, 2021, the Fund had outstanding borrowings of $15,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the 6-month U.S. Dollar London Interbank Offered Rate plus 0.85%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the year ended August 31, 2021, were $15,000,000 and 1.11%, respectively.
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of August 31, 2021, in valuing the Fund’s assets carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
Brazil ............................... $ 11,308,320 $ — $ — $ 11,308,320
Cambodia ............................ — 586,895 — 586,895
China ............................... 11,814,672 78,466,840 3,829,261 94,110,773
Hungary ............................. 2,709,977 — — 2,709,977
India ................................ — 27,793,003 — 27,793,003
Indonesia ............................ — 2,129,415 — 2,129,415
Mexico .............................. 5,055,511 — — 5,055,511
Pakistan ............................. — 1,038,175 — 1,038,175
Peru ................................ 1,149,040 — — 1,149,040
Russia .............................. 6,717,676 16,883,598 — 23,601,274
South Africa .......................... 2,044,383 2,843,066 — 4,887,449
South Korea .......................... — 73,858,662 — 73,858,662
Taiwan .............................. 525,635 56,866,664 — 57,392,299
Thailand ............................. — 4,558,184 — 4,558,184
United Kingdom ....................... — 4,551,109 — 4,551,109
United States ......................... 4,100,976 — — 4,100,976
Preferred Stocks ........................ 11,352,360 — — 11,352,360
Escrows and Litigation Trusts ............... — — —
a
—
Short Term Investments ................... 8,127,054 — — 8,127,054
Total Investments in Securities ........... $64,905,604 $269,575,611
b
$3,829,261 $338,310,476
8. Credit Facility
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At August 31, 2021, the reconciliation is as follows:
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of August 31, 2021, are as follows:
a
Includes securities determined to have no value at August 31, 2021.
b
Includes foreign securities valued at $269,575,611, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial
Instrument Valuation note for more information.
Balance at
Beginning of
Year Purchases
a
Sales
Transfer
Into
Level 3
b
Transfer
Out of
Level 3
Net
Accretion
(Amortiza tion)
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciation
(Depreciation)
Balance
at End
of Year
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Year End
a a a a a a a a a a a
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
China ....... $ — $ 718,508 $ — $ 6,728,612 $ — $ — $ — $ (3,617,859) $ 3,829,261 $ (3,617,859)
Escrows and Litigation
Trusts ....... — —
c
— — — — — — —
c
—
Total Investments in
Securities ........ $— $718,508 $— $6,728,612 $— $— $— $(3,617,859) $3,829,261 $(3,617,859)
a
Purchases include all purchases of securities and securities received in corporate actions.
b
Transferred into level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs. May include amounts related to a corporate action.
c
Includes securities determined to have no value.
Description
Fair Value at
End of Year Valuation Technique Unobservable Inputs
Amount
/ Range
(Weighted
Average)
Impact to
Fair Value
if Input
Increases
a
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks:
China................. $3,829,261 Discount to last traded
price
Discount 45.0% Decrease
b
Discount to last traded
price
Index movement -9.0% Increase
c
All Other Investments……… —
d
Total.................... $3,829,261
a
Represents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b
Represents a significant impact to fair value and net assets.
c
Represents a significant impact to fair value but not net assets.
d
Includes securities determined to have no value at August 31, 2021.
9. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
10. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January
2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Selected Portfolio
ADR American Depositary Receipt
GDR Global Depositary Receipt

Templeton Emerging Markets Fund
Report of Independent Registered Public Accounting Firm

franklintempleton.com
Annual Report
To the Board of Trustees and Shareholders of Templeton Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton
Emerging Markets Fund (the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31,
2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 19, 2021
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Emerging Markets Fund
Tax Information (unaudited)

franklintempleton.com
Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amount, or if subsequently determined to be different, the maximum allowable amount, for the fiscal year ended August 31, 2021:
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the fund during the fiscal year ended August 31, 2021:
Pursuant to: Amount
Long-Term Capital Gain Dividends §852(b)(3)(C) $6,982,441
Dividends Received Deduction (DRD) §854(b)(1)(A) $44,498
Qualified Dividend Income (QDI) §854(b)(1)(B) $5,993,985
Short-Term Capital Gain Dividends §871(k)(2)(C) $726,057
Foreign Taxes Paid $1,033,214
Foreign Source Income $8,626,625

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
Share Repurchase Program
The Fund’s Board previously authorized the Fund to
repurchase up to 10% of the Fund’s outstanding shares in
open-market transactions, at the discretion of management.
This authorization remains in effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Sub-advisory Agreement
At the March 8, 2021, Annual Meeting of Shareholders of
Templeton Emerging Markets Fund, shareholders approved
a new sub-advisory agreement between Templeton Asset
Management Ltd. (“TAML”), the investment manager to the
Fund, and Franklin Templeton Investment Management
Limited (“FTIML”)(the “FTIML Sub-Advisory Agreement”).
The FTIML Sub-Advisory Agreement became effective April
1, 2021. The FTIML Sub-Advisory Agreement allows Andrew
Ness to serve as a portfolio manager for the Fund. Chetan
Sehgal, who was the sole portfolio manager of the Fund
continues serving as a portfolio manager. Messrs. Sehgal
and Ness will serve as co-lead portfolio managers for the
Fund. Mr. Ness is a seasoned emerging markets equity
portfolio manager who joined Franklin Templeton (“FT”) in
2018. Since then, he has jointly managed the FT Global
Emerging Markets Strategy across FT’s affiliated entities
with Mr. Sehgal. Messrs. Sehgal and Ness are currently co-
portfolio managers of the Luxembourg and United Kingdom
domiciled vehicles within the FT Global Emerging Markets
Equity Strategy, which follow a similar investment process to the Fund.
The FTIML Sub-Advisory Agreement will have no impact
upon the Fund’s expenses because the Fund will continue to
pay the same amount of compensation to TAML.
Approval of Renewed Borrowing Arrangements
On October 20, 2020, the Board approved the renewal
of the Fund’s existing committed, senior, secured line of
credit facility (“Existing Credit Facility”) with The Bank of
Nova Scotia for an additional one-year term (“Credit Facility
Renewal”). The terms of the Credit Facility Renewal are the
same as the terms of the Existing Credit Facility with the
exception of there being an increase in the Applicable Margin with respect to London Inter-Bank Offered Rate (LIBOR)
Loans from 80bp to 85bp.
The purpose of the Credit Facility Renewal is to provide
the Fund with a continuing source of funds to purchase
additional investments in the ordinary course of business
and pursue certain investment strategies. Given the
permanent capital structure and the absence of daily liquidity requirements, the Fund’s closed-end fund structure is
particularly well-suited for leverage. Management believes
that the Fund would continue to benefit from the use of low-
cost debt capital presently afforded by the Existing Credit
Facility for an additional one year period in order to invest in higher return equity assets over the long-term. Management
continues to believe that it remains an appropriate time to
continue this strategy as the outlook for emerging markets is positive and interest rates remain low, so potential long-term returns could exceed the cost of the debt. Further, while
leverage has the potential to increase volatility, Management believes that the Fund’s ongoing accretive buyback program
will continue to serve to mitigate the market price volatility of the Fund.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
Your Fund’s Goal and Main Investments

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging market companies, including common
and preferred stock, and common stock purchase warrants.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least
80% of its net assets in securities of companies located or
operating in “emerging market countries.” Emerging market
countries include those currently considered to be emerging
or developing by the United Nations or the countries’
authorities or by S&P Dow Jones, Morgan Stanley Capital
International or Russell index providers. The Fund considers frontier markets to be a subset of emerging markets and
any investments in frontier markets will be counted toward
the Fund’s 80% investment policy. These countries typically
are located in the Asia-Pacific region (including Hong Kong),
Eastern Europe, Central and South America, the Middle East
and Africa. The Fund invests primarily in the equity securities of emerging market companies, principally common and
preferred stocks.
For purposes of the Fund’s investments, emerging market
companies are those: (1) whose principal securities trading
markets are in emerging market countries; or (2) that derive
50% or more of their total revenue or profit from either
goods or services produced or sales made in emerging
market countries, or; (3) that have 50% or more of their
assets in emerging market countries, or; (4) that are linked to currencies of emerging market countries, or; (5) that are organized under the laws of, or with principal offices in,
emerging market countries.
The Fund’s investments in equity securities may include
investments in the securities of companies of any
capitalization, including small and mid capitalization
companies. The Fund also invests in American, Global, and
European Depositary Receipts. The Fund, from time to time,
may have significant investments in one or more countries,
such as China or South Korea, or in particular industries or sectors, based on economic conditions. In addition to the
Fund’s main investments, the Fund may invest up to 20% of
its net assets in the securities of issuers in developed market countries.
Our investment strategy employs a fundamental, bottom-
up, long-term approach. We focus on the market price of
a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
In addition, for temporary defensive purposes, the Fund
may invest less than 80% of its assets in emerging market
country equity securities.
Securities in which the Fund may invest include illiquid
securities (i.e., any investment that the Fund reasonably
expects cannot be sold or disposed of in current market
conditions in seven calendar days or less without the sale
or disposition significantly changing the market value of
the investment) and those that are neither listed on a stock exchange nor traded over-the-counter. The Fund generally
does not intend to invest more than 15% of its total assets
in illiquid securities, including non-publicly traded securities, together with securities which cannot be readily resold
because of legal or contractual restrictions or which are
otherwise not generally marketable (including repurchase
agreements having more than seven days remaining to
maturity).
The Fund may invest in eligible China A shares. China
A shares can be accessed through the Stock Connect
program, which covers securities listed and traded on the
Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as securities listed
and traded on the Shenzhen Stock Exchange through the
Shenzhen-Hong Kong Stock Connect program. China A
shares can also be accessed through other means, including
Qualified Foreign Institutional Investor regime (QFII).
The Fund may invest its uninvested cash balances
in affiliated Franklin Templeton money market funds.
Additionally, the Fund invests in one or more affiliated
management investment companies for purposes other than
exercising a controlling influence over the management or
policies.

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
The Fund may invest up to 10% of its total assets in shares
of exchange-traded funds (ETFs) for the purpose of short-
term cash management. In trying to achieve its investment
goals, the Fund may invest up to 10% of its net assets in
participatory notes.
The Fund intends to purchase and hold securities for long-
term capital appreciation and does not expect to trade for
short-term gain.
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies [See the Notes to Financial
Statements for further information].
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the
U.S. or a country (including the U.S.) may be subject to
trading restrictions or economic sanctions imposed by
another company; (ii) trading practices – e.g., government
supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and
financial reporting standards and practices as U.S. issuers;
(iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile;
and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in China,
Hong Kong and Taiwan, including exposure to currency
fluctuations, less liquidity, expropriation, confiscatory
taxation, nationalization and exchange control regulations
(including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue
to have, negative effects on the economy and securities
markets of China, Hong Kong and Taiwan. In addition,
investments in Taiwan could be adversely affected by its
political and economic relationship with China. China, Hong
Kong and Taiwan are deemed by the investment manager to
be emerging markets countries, which means an investment
in these countries has more heightened risks than general
foreign investing due to a lack of established legal, political, business and social frameworks in these countries to
support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards
for environmental, social and corporate governance matters
in China, Hong Kong and Taiwan tend to be lower than such
standards in more developed economies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Emerging Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
The risks of investing in traditional emerging markets are
magnified in frontier markets countries (which are a subset
of emerging markets countries) because they generally have
smaller economies and less developed capital markets than
in traditional emerging markets.
Frontier Market Countries

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
Frontier market countries, which are a subset of emerging
market countries, generally have smaller economies
and even less developed capital markets than traditional
emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market
countries. The magnification of risks are the result of:
potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange
controls, managed adjustments in relative currency values
and other protectionist measures imposed or negotiated
by the countries with which frontier market countries trade;
and the relatively new and unsettled securities laws in many frontier market countries.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund
Leverage
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies. The Fund’s use of leverage
creates the opportunity for increased returns in the Fund,
but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will
be successful. Leverage is a speculative technique that
may expose the Fund to greater risk and increased costs.
Leverage tends to magnify, sometimes significantly, the
effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV
per share to be volatile.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
Focus
To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
China A Shares
Trading through Stock Connect is subject to a number of
restrictions that may affect the Fund’s investments and
returns. For example, investors in Stock Connect Securities
are generally subject to Chinese securities regulations and
the listing rules of the respective Exchange, among other
restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other
than through Stock Connect in accordance with applicable
rules. While Stock Connect is not subject to individual
investment quotas, daily and aggregate investment quotas
apply to all Stock Connect participants, which may restrict
or preclude the Fund’s ability to invest in Stock Connect
Securities. Trading in the Stock Connect program is subject
to trading, clearance and settlement procedures that are
untested in China, which could pose risks to the Fund.
Finally, the withholding tax treatment of dividends and
capital gains payable to overseas investors currently is
unsettled. The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies
or guidelines published or applied by relevant regulators
and exchanges in respect of the Stock Connect program,
are uncertain, and they may have a detrimental effect on the
Fund’s investments and returns.
Illiquid Investments
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and
other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-
the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject
to restrictions on resale. The risk to the Fund in holding

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response
to adverse developments or in order to raise money for
redemptions or other investment opportunities. Illiquid
trading conditions may also make it more difficult for the
Fund to realize an investment's fair value. The Fund may
also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.
ETF
While investment in an ETF generally presents the same
risks as investment in a conventional mutual fund that
has the same investment objectives and strategies, it also
carries the following additional risks, which do not apply to investment in conventional mutual funds: the performance of
an ETF may be significantly different from the performance
of the index, assets, or financial measure that the ETF is
seeking to track; an active trading market for ETF securities may fail to develop or fail to be maintained; and there is
no assurance that the ETF will continue to meet the listing
requirements of the exchange on which its securities are
listed for trading. Also, commissions may apply to the
purchase or sale of ETF securities. Therefore, investment in
ETF securities may produce a return that is different than the change in the NAV of these securities.
Participatory Notes
Investments in participatory notes involve risks normally
associated with a direct investment in the underlying
securities. In addition, participatory notes are subject to
counterparty risk, which is the risk that the broker-dealer
or bank that issues the participatory notes will not fulfill its contractual obligations under the notes.
Please see the Performance Summary section of this report
for additional risk disclosure.
The following information is a summary of certain
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
Agreement and Declaration of Trust and By-Laws
On January 21, 2021, the Fund’s Board approved changes
to the Fund’s Agreement and Declaration of Trust (the
“Declaration of Trust”) and the Fund’s By-Laws (the “By-
Laws” and, together with the Declaration of Trust, the
“Governing Instruments”), which were immediately effective.
The Declaration of Trust was amended to provide as follows:
- To qualify for nomination and service as a Trustee,
individuals must meet certain additional qualifications,
including that individuals may be disqualified if they engaged in disabling conduct outlined in the Declaration of Trust.
- Individuals that are associated with other investment
vehicles and investment advisers may not be eligible for
nomination and service as a Trustee if the Board finds that
such associations have conflicts of interest with the long-
term best interests of the Fund, impede the ability of the
nominee to perform, or impede the free-flow of information
from management.
- Individuals that are acting in concert with control persons of investment companies in violation of Section 12(d)(1) of the
1940 Act shall be disqualified from nomination and service
as a Trustee.
- Only the Board may amend the By-Laws.
- The Trustees shall be subject to the fiduciary duties and the business judgment rule under Delaware Corporate Law and
the appointment, designation or identification of a Trustee
as the Chair of the Board, a member or chair of a committee
of the Trustees, an expert on any topic or in any area, or the lead independent Trustee, or any other special appointment,
designation or identification of a Trustee does not affect this standard.
- Unless otherwise expressly provided in the Declaration
of Trust or required by federal law, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders.
The By-Laws were amended to provide as follows:
- Only the Board may amend the By-Laws.
- Shareholder proponents must provide proof of Fund
holdings when notice of a proposal is received by the
secretary of the Trust.

Templeton Emerging Markets Fund
Important Information to Shareholders

franklintempleton.com
Annual Report
- Notice from a shareholder proponent with respect to a
Trustee nominee must also include an indication of whether
such nominee is or will be an “interested person” of the Trust and the consent of the person to be named as nominee.
Such notice must also provide the nominee information
for any proposed substitute nominee in the event that a
proposed nominee is unwilling or unable to serve, including
by reason of any disqualification.
- A Trustee questionnaire and any supplemental information
reasonably requested by the Trust must be completed,
executed and returned to the Trust within 5 business days of receipt.
- For purposes of disclosing the number of shares which
are beneficially owned by a proponent shareholder, shares
“beneficially owned” shall have the meaning in Rules
13d-3 and 13d-5 under the Exchange Act (i.e., possessing
investment or voting discretion) and include shares the
shareholder has the right to acquire pursuant to any
agreement or upon exercise of conversion rights or warrants, or otherwise.
- No shareholder proposal may be brought before an annual
meeting, unless shareholders have power to vote on the
subject matter of the shareholder proposal, whether or not
submitted as a precatory recommendation to the Board.
- If a meeting is postponed or adjourned and a new record
date is set, any proxy received from a shareholder with
respect to the original record date will remain in full force and effect with respect to shares held by the shareholder on the new record date, unless explicitly revoked.
- The chairperson of the Board, or in the absence of the
chairperson of the Board, the president of the Trust, any vice president or other authorized officer of the Trust, may adopt rules for the orderly conduct of shareholder meetings.
- In the event of a vacancy on the Board, the size of the
Board is automatically reduced until the Board increases the size of the Board.
- The Board may require all of its members (including
nominees) to agree in writing as to matters of corporate
governance, business ethics and confidentiality, including a background check.
- The Board or the shareholders may ratify any act,
omission, failure to act or determination made not to act by the Trust or its officers to the extent that the Board or the shareholders could have originally authorized the act.
The Declaration of Trust and the By-Laws may be inspected
in their entirety upon request to the Franklin Templeton
Companies, LLC, Attention: Fund Secretary, 300 S.E. 2nd
Street, Fort Lauderdale, FL 33301.

Templeton Emerging Markets Fund
Annual Meeting of Shareholders - March 8, 2021 (unaudited)

franklintempleton.com
Annual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300
S.E. 2nd Street, Fort Lauderdale, Florida, on March 8, 2021. The purpose of the meeting was to elect four Trustees of the
Fund, to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, David W. Niemiec, Larry D. Thompson and Robert E. Wade.* The proposals to approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited and the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending
August 31, 2021, were approved by shareholders. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of four Trustees:
There were no broker non-votes received with respect to this item.
2. To approve a new Subadvisory Agreement with Franklin Templeton Investment Management Limited:
There were 2,522,666 broker non-votes received with respect to this item.
3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2021:
* Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig and
Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the
Annual Meeting of Shareholders.
Term Expiring 2024 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Ann Torre Bates 10,300,257 63.70% 79.66% 2,629,999 16.26% 20.34%
David W. Niemiec 10,239,597 63.32% 79.19% 2,690,659 16.64% 20.81%
Larry D. Thompson 10,265,270 63.48% 79.39% 2,664,986 16.48% 20.61%
Robert E. Wade 10,233,204 63.28% 79.14% 2,697,052 16.68% 20.86%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 10,112,883 62.54% 78.21%
Against 178,587 1.10% 1.38%
Abstain 116,120 0.72% 0.90%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 12,743,205 78.81% 98.55%
Against 71,819 0.44% 0.56%
Abstain 115,232 0.71% 0.89%

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) and sent to American
Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton
Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms & Conditions located at the back of this report.

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Templeton Emerging Markets Fund
Board Members and Officers

franklintempleton.com
Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 1992 122 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Trustee Since 2008 29 Ares Capital Corporation (specialty finance company) (2010-present),
United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present),
formerly , Allied Capital Corporation
(financial services) (2003-
2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Mary C. Choksi (1950) Trustee Since 2016 123 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since
1996 and Lead
Independent
Trustee
since 2007
123 Hess Corporation (exploration of oil
and gas) (1993-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present);
Santander Holdings USA (holding
company) (2019-present); and
formerly , Canadian National
Railway (railroad) (2001-April 2021),
White Mountains Insurance Group,
Ltd. (holding company) (2004-May
2021),RTI International Metals,
Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Trustee Since 2009 123 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and
member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for
the Fourth Circuit (1991-2006).
David W. Niemiec (1949) Trustee Since 2005 29 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Larry D. Thompson (1945) Trustee Since 2005 123 Formerly, Graham Holdings
Company (education and media
organization) (2011-May 2021);
The Southern Company (energy
company) (2014-2020; previously
2010-2012) and Cbeyond, Inc.
(business communications provider)
(2010-2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General
Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Constantine D. Tseretopoulos
(1954)
Trustee Since 1999 19 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Robert E. Wade (1946) Trustee Since 2006 29 El Oro Ltd (investments) (2003-
2019).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in
private
practice as a sole practitioner (1972-2008) and member of various boards.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee Since 2007 134 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of
the Board,
Trustee and
Vice President
Chairman of the
Board and Trustee
since 2013 and
Vice President
since 1996
123 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.
Independent Board Members
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Chief Compliance
Officer
Since 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC,
Franklin Templeton Institutional, LLC; and officer of 39 of the investment companies in Franklin Templeton.
Steven J. Gray (1955) Vice President Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of 44 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) Chief Executive
Officer – Finance
and Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly , Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Susan Kerr (1949) Vice President –
AML Compliance
Since July 2021 Not Applicable Not Applicable
620 Eighth Avenue New York,
NY 10018
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Global Compliance, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co. or
its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of 41 of the investment companies in
Franklin Templeton.
Manraj S. Sekhon (1969) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
7 Temasek Blvd.,
Suntec Tower 1, #38-03
Singapore 038987
Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton; and
formerly , Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Lori A. Weber (1964) Vice President
and Secretary
Vice President
since 2011
and Secretary
since 2013
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.
Ryan R. Wheeler (1985) Interim Chief
Financial Officer,
Chief Accounting
Officer and
Treasurer
Since October 2021 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director, Fund Administration & Reporting; officer of 15 of the investment companies in Franklin Templeton; and formerly , Director, Senior
Manager and Manager PricewaterhouseCoopers, LLC (2014-January 2021).
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete statement of investments with
the U.S. Securities and Exchange Commission for the first
and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed
Form N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. American Stock Transfer and Trust Company, LLC
(“AST”), will act as Plan Administrator and will open an
account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the
“Plan”) in the same name as that in which the participant’s
present shares are registered, and put the Plan into effect
as of the first record date for a dividend or capital gains
distribution after AST receives the authorization duly
executed by such participant.
2. Whenever Templeton Emerging Markets Fund (the
“Fund”) declares a distribution from capital gains or an
income dividend payable in either cash or shares of the
Fund (“Fund shares”), if the market price per share on the
valuation date equals or exceeds the net asset value per
share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up to a
maximum of $5,000 per month, for the purchase of Fund
shares for his or her account. These payments may be
made electronically through AST at www.astfinancial.com
or by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Emerging
Markets Fund. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly on approximately the 15th of each month or,
during a month in which a dividend or distribution is paid,
beginning on the dividend payment date, and in no event
more than 30 days after receipt, except where necessary
to comply with provisions of the Federal securities laws.
Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days
after the payable date for any dividend or distribution as
herein provided, or with the timing of any purchases effected.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes
of purchases in the open market, AST may aggregate
purchases with those of other participants, and the average
price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
ten business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a $0.12 per share trading fee for this
transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269- 0560,
Attention: Templeton Emerging Markets Fund, or www.
astfinancial.com or such other address as AST shall furnish
to the participant, and shall have been deemed to be given
or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLEMF A 10/21
© 2021 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Emerging Markets Fund
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Number: (718) 921-8124
Hearing Impaired International Number:
(718) 921-8386
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,545 for the fiscal year ended August 31, 2021 and $50,267 for the fiscal year ended August 31, 2020.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $111 for the fiscal year ended August 31, 2021 and $0 for the fiscal year ended August 31, 2020. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2021 and $137,944 for the fiscal year ended August 31, 2020. The services for which these fees were paid included valuation services related to a fair value engagement.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $111 for the fiscal year ended August 31, 2021 and $137,944 for the fiscal year ended August 31, 2020.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates,
J. Michael Luttig,
David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
                            N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Templeton Asset Management Ltd. (Asset Management)in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Templeton Asset Management Ltd. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty
or
custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.
In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track.  For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review
ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “
the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s compliance department.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in
situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date;
(vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date;
(viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:
a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to
www.franklintempleton.com.au
no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
The ISS proxy voting guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
.
The Glass Lewis proxy voting guidelines can be found at:
https://www.glasslewis.com/voting-policies-current/
.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 28, 2021, the portfolio manager of the Fund is as follows:

Chetan Sehgal CFA,
Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the emerging markets equity portion of the Fund since March 2017. He joined Franklin Templeton Investments in 1995.

Andrew Ness, ASIP
, Portfolio Manager of FTIML

Mr. Ness has been portfolio manager of the Fund since April 2021. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, he was a portfolio manager at Martin Currie Investment Management Limited., an Edinburg based asset manager.

Messrs. Sehgal and Ness are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

ASIP stands for Associate of the United Kingdom Society for Investment Professionals (now CFA Society of the United Kingdom).

(a)(2)  This section reflects information about the portfolio manager as of the fiscal year ended August 31, 2021.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Chetan Sehgal	4	2,817.6	10	4,657.7	3	3,513.7
Andrew Ness	3	2,293.8	4	2,284.2	2	3,378.9

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
 The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary
  Each portfolio manager is paid a base salary.

Annual bonus
  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
  Investment performance.
  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate
  .
  Non-investment performance.
  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award
  .
  Responsibilities.
  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal
  .

Additional long-term equity-based compensation
  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.
The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Chetan Sehgal	None
Andrew Ness	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (3/1/21 - 3/31/21)	5,400.000	18.90	5,400.000	1,751,052.00
Month #2 (4/1/21 - 4/30/21)	-	-	-	1,751,052.00
Month #3 (5/1/21 - 5/31/21)	400.000	18.92	400.000	1,750,652.00
Month #4 (6/1/21 - 6/30/21)	-	-	-	1,750,652.00
Month #5 (7/1/21 - 7/31/21)	10,060.000	17.96	10,060.000	1,740,592.00
Month #6 (8/1/21 - 8/31/21)	24,521.000	17.78	24,521.000	1,716,071.00
Total	40,381.000		40,381.0000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective December 13, 2018, the Board approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of the Fund’s shares outstanding in open market transactions, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 1,959,345 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.
For the fiscal year ended August 31, 2021, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$14,858
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$1,212
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-
Administrative fees not included in a revenue split	-
Indemnification fees not included in a revenue split	-
Rebate (paid to borrower)	$8
Other fees not included above	$113
Aggregate fees/compensation paid by the Fund for securities lending activities	$1,333
Net income from securities lending activities	$13,525

Item 13. Exhibits.

(a)(1)
Code of Ethics

codeofethics

(a)(2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Ryan R. Wheeler, Interim Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Ryan R. Wheeler, Interim Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By S\MATTHEW T. HINKLE______________________

Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date October 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle
      Chief Executive Officer – Finance and Administration
Date October 28, 2021

By S\Ryan R. Wheeler______________________
Ryan R. Wheeler
Interim Chief Financial Officer, Chief Accounting Officer and Treasurer
Date October 28, 2021